Jurisdiction of
Subsidiary                                                    Incorporation
----------                                                    -------------

BIG CEDAR JV INTERIORS, LLC                                   Delaware

BLUEGREEN ASSET MANAGEMENT CORPORATION                        Delaware
BLUEGREEN BAHAMAS LTD.                                        Bahamas

BLUEGREEN/BIG CEDAR VACATIONS, LLC                            Delaware

BLUEGREEN CAROLINA LANDS, LLC                                 Delaware

BLUEGREEN COMMUNITIES OF GEORGIA, LLC                         Georgia

BLUEGREEN COMMUNITIES OF GEORGIA REALTY, INC.                 Georgia
BLUEGREEN COMMUNITIES OF TEXAS, LP                            Delaware

BLUEGREEN CORPORATION                                         Massachusetts

BLUEGREEN CORPORATION OF TENNESSEE                            Delaware

BLUEGREEN CORPORATION OF THE ROCKIES                          Delaware
BLUEGREEN GOLF CLUBS, INC.                                    Delaware
BLUEGREEN GUARANTY CORPORATION
                                                              Florida
BLUEGREEN HOLDING CORPORATION (TEXAS)                         Delaware
BLUEGREEN INTERIORS, LLC                                      Delaware
BLUEGREEN PROPERTIES N.V.                                     Aruba
BLUEGREEN PROPERTIES OF VIRGINIA, INC.                        Delaware
BLUEGREEN PURCHASING & DESIGN, INC.                           Florida

BLUEGREEN RECEIVABLES FINANCE CORPORATION III                 Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION V                   Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION VI                  Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION VII                 Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION VIII                Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION IX                  Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION X                   Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION XI                  Delaware
BLUEGREEN RESORTS INTERNATIONAL, INC.                         Delaware

BLUEGREEN RESORTS OF CANADA, INC.                             Canada

BLUEGREEN RESORTS MANAGEMENT, INC.                            Delaware
BLUEGREEN SOUTHWEST LAND, INC.                                Delaware
BLUEGREEN SOUTHWEST ONE, L.P.                                 Delaware
BLUEGREEN VACATIONS UNLIMITED, INC.                           Florida
BLUEGREEN WEST CORPORATION                                    Delaware
BRFC III DEED CORPORATION                                     Delaware

BRICKSHIRE REALTY, INC.                                       Virginia

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BXG REALTY, INC.                                              Delaware
BXG REALTY TENN, INC.                                         Tennessee
CAROLINA NATIONAL GOLF CLUB, INC.                             North Carolina
CATAWBA FALLS, LLC                                            North Carolina
ENCORE REWARDS, INC.                                          Delaware
GREAT VACATION DESTINATIONS, INC.
(f/k/a Leisure Plan, Inc.)                                    Florida
                                                              North
JORDAN LAKE PRESERVE CORPORATION                              Carolina
LAKE RIDGE REALTY, INC.                                       Texas
LEISURE CAPITAL CORPORATION                                   Vermont
LEISURE COMMUNICATION NETWORK, INC.                           Delaware
LEISUREPATH, INC.                                             Florida
MANAGED ASSETS CORPORATION                                    Delaware
MOUNTAIN LAKES REALTY, INC.                                   Texas
MYSTIC SHORES REALTY, INC.
(f/k/a South Texas Realty, Inc.)                              Texas
NEW ENGLAND ADVERTISING CORPORATION                           Vermont
PINNACLE VACATIONS, INC.                                      Delaware

PRESERVE AT JORDAN LAKE REALTY, INC.                          North Carolina

RESORT TITLE AGENCY, INC.                                     Florida

travelheads, inc.                                             Florida

VACATION TRUST, INC.                                          Florida